Exhibit 10.10

RESIGNATION AS DIRECTOR

September 27, 2024

[Via Email]

Hallmark Venture Group, Inc.

5112 West Taft Rd.

Suite M

Liverpool, NY 13088

To the Board of Directors:

RE: Resignation serving as Director & CEO

I hereby submit my resignation serving as a Director and CEO of Hallmark Venture Group, Inc. effective immediately.

/s/ John D. Murphy, Jr.
John D. Murphy, Jr.

Notary Area:

State of ___________ County of ___________

Subscribed and Sworn to before me this ___ day of _______ 2024 by;___________________

Notary Signature

Notary Stamp (seal)